                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         [x] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2)
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
            [ ] Soliciting Material Pursuant to Section 240.14a-11(c)
                             or Section 240.14a-12


                                The Pillar Funds
      --------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         --------------------------------------------------------------------


         2)  Aggregate number of securities to which transaction applies:

         --------------------------------------------------------------------


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

         --------------------------------------------------------------------


         4)  Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------------


         5)  Total fee paid:

         --------------------------------------------------------------------


* Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

                                THE PILLAR FUNDS
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                  BALANCED FUND
                               EQUITY GROWTH FUND
                               EQUITY INCOME FUND
                                EQUITY VALUE FUND
                            INTERNATIONAL EQUITY FUND
                                  MID CAP FUND
                 (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS")

                                 PROXY STATEMENT

Dear Shareholder:

         The enclosed proxy statement solicits your vote as a Shareholder of the Fund for the purpose of approving a change in each Fund's fundamental investment policies.

         A Special Meeting of Shareholders of the Funds has been scheduled for July 18, 2000. While you are, of course, welcome to join us at the meeting, most Shareholders cast their votes by filling out and signing the proxy card that accompanies this proxy statement.

         The enclosed proxy statement is designed to give you information relating to the proposal on which you are being asked to vote. We encourage you to support the Trustees' recommendation. The proposal described in the proxy statement relates to the following matter for the Funds:


SUMMARY OF PROPOSAL:
--------------------------------------------------------------------------------
A Proposal to revise a fundamental investment policy to permit the Funds to make short sales of securities and maintain a short position.
--------------------------------------------------------------------------------


     Your vote is important to us. Please mark, sign and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a postage-paid envelope. You also may vote easily and quickly by telephone or through the Internet by following the instructions described on the enclosed proxy card. If you have any questions about the proposal, please do not hesitate to call us at 1-800-932-7782. Thank you for taking the time to consider this important proposal and for your investment in the Funds.

                                              Sincerely,

                                              /s/ Mark E. Nagle
                                              --------------------------------
                                              Mark E. Nagle
                                              President

                                THE PILLAR FUNDS
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                  BALANCED FUND
                               EQUITY GROWTH FUND
                               EQUITY INCOME FUND
                                EQUITY VALUE FUND
                            INTERNATIONAL EQUITY FUND
                                  MID CAP FUND
                 (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS")

                               ------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To be Held on July 18, 2000


         Notice is hereby given that a Special Meeting (the "Special Meeting") of Shareholders of the Funds of The Pillar Funds (the "Trust"), a Massachusetts business trust, will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on July 18, 2000 at 3:30 p.m., Eastern time, to consider and act on the following matters:

SUMMARY OF PROPOSAL:
--------------------------------------------------------------------------------
A Proposal to revise a fundamental investment policy to permit the Funds to make short sales of securities and maintain a short position.
--------------------------------------------------------------------------------


     All Shareholders of the Funds are cordially invited to attend the Special Meeting. Regardless of whether you plan to attend the Special Meeting, please complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope so that a quorum will be present and a maximum number of shares may be voted. You also may vote by telephone or through the Internet by following the instructions described on the enclosed proxy card. If you are present at the Special Meeting, you may change your vote, if desired, at that time.

     Shareholders of record at the close of business on May 25, 2000 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                              By Order of the Board of Trustees

                                              /s/ Timothy D. Barto
                                              ---------------------------------
                                              Timothy D. Barto
                                              Assistant Secretary
[JUNE 14, 2000]

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                                THE PILLAR FUNDS
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                  BALANCED FUND
                               EQUITY GROWTH FUND
                               EQUITY INCOME FUND
                                EQUITY VALUE FUND
                            INTERNATIONAL EQUITY FUND
                                  MID CAP FUND
                 (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS")

                               -------------------
                                 PROXY STATEMENT
                               -------------------

     This Proxy Statement is furnished by the Board of Trustees of The Pillar Funds (the "Trust") on behalf of the Funds in connection with the solicitation of proxies for use at the Special Meeting of Shareholders to be held on July 18, 2000 at 3:30 p.m., Eastern time, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 (the "Special Meeting" or "Meeting"). Shareholders of record of the Fund at the close of business on May 25, 2000 (the "Record Date") are entitled to vote at the Meeting.

     As of May 25, 2000, the Funds had the following number of shares issued and outstanding: [# SHARES]

                                                          Number of Issued and
                      Fund Name                           Outstanding Shares
                      ---------                           --------------------
                      Balanced Fund
                      Equity Growth Fund
                      Equity Income Fund
                      Equity Value Fund
                      International Equity Fund
                      Mid Cap Fund

     Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

     In addition to the solicitation of proxies by mail, Trustees and officers of the Funds and officers and employees of SEI Investments Company ("SEI") or third parties hired for the purpose, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The general cost of solicitation will be borne by the Trust. It is expected that the Notice of Special Meeting, the Proxy Statement and Proxy Card will be mailed to Shareholders on or about Wednesday, June 14, 2000.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at One Freedom Valley Drive, Oaks, PA 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

     The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. Shareholder approval is being sought with respect to the Funds' fundamental limitations. The Meeting is being called in order to permit the Shareholders of the Funds to vote on the following proposal (the "Proposal"):

SUMMARY OF PROPOSAL:
--------------------------------------------------------------------------------
A Proposal to revise a fundamental investment policy to permit the Funds to make short sales of securities and maintain a short position.
--------------------------------------------------------------------------------


REQUIRED VOTE

     With respect to the Proposal, a "vote of majority of the outstanding voting securities" of the Fund is required, which is defined under the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The changes to the Funds' fundamental policies will become effective immediately upon Shareholder approval. If the Proposal is not approved by a vote of Shareholders of the Funds, the current policy as applied to the Funds will remain unchanged.

     The Board recommends that you cast your vote:

     o FOR approval of the Revision of the Fundamental Limitation Regarding Short Sales of Securities and Maintaining a Short Position.

     All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with their marked instructions. Properly executed proxy cards received prior to the Meeting on which no vote is indicated will be voted "FOR" the Proposal. Votes that are withheld and proxy cards signed and returned by brokers without voting on a proposal ("broker non-votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present. With respect to the Proposal, abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal. A majority of the outstanding Shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting.

Shareholders who execute proxy cards may revoke them at any time before they are voted by filing with the Trust a written notice of revocation, by delivering a duly executed proxy card bearing a later date or by attending the Meeting and voting in person.

PROPOSAL: APPROVAL OR DISAPPROVAL OF REVISION OF A FUNDAMENTAL INVESTMENT POLICY
          TO PERMIT THE FUNDS TO MAKE SHORT SALES OF SECURITIES AND MAINTAIN A SHORT POSITION.

     The Trustees of the Trust have determined that it would be in the best interest of the Funds and their Shareholders to revise the Funds' fundamental limitation which prohibits the Funds from making short sales of securities and maintaining a short position. The Funds' current investment policy states that the Funds may not:

     Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

     Subject to Shareholder approval, the Trust intends to replace the Funds' current fundamental policy with the following:

     Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions; provided that the Balanced Fund, Equity Growth Fund, Equity Income Fund, Equity Value Fund, Mid Cap Fund and International Equity Fund may make short sales of securities "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act and may maintain a short position.

     The effect of the proposal is to eliminate a restriction that is currently imposed on the Funds. As revised, this policy will provide the Funds with increased flexibility in making investment decisions and allow the Funds to respond to rapidly changing market conditions. Further, the revision of this fundamental investment policy will provide increased investment opportunities for the Fund, which may enable the Fund to enhance its performance. The Funds will engage in short selling transactions primarily as a hedging technique to minimize volatility and occasionally for speculative purposes.

     The Funds may engage in short sales that are either "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act (i.e., "uncovered" short sales). A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. Short sales "against the box" are used as a hedging technique to protect an existing or long position.

     "Uncovered" short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. "Uncovered" short sales are used for speculative purposes to take advantage of an anticipated decline in the price of a security.

     Adoption of the Proposal is not expected to significantly affect, in the foreseeable future, the way in which the Funds are managed, the investment performance of the Funds, or the instruments in which the Funds regularly invest.

     If the Proposal is approved, the amended fundamental limitation may not be changed again without a vote of Shareholders of the Funds.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.
                                                  ---


                              --------------------

GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS

INVESTMENT ADVISOR AND SUB-ADVISOR

     Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), located at 210 Main Street, Hackensack, New Jersey, 07601, acts as the Funds' Advisor. The Advisor has engaged Vontobel USA Inc., located at 450 Park Avenue, New York, N.Y. 10022, as sub-advisor (the Sub-Advisor") to manage the International Equity Fund on a day-to-day basis. The Advisor and Sub-Advisor are independent of SEI Investments Mutual Funds Services and discharge their responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.

ADMINISTRATOR

     SEI Investments Mutual Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania, 19456, acts as the Funds' administrator.

DISTRIBUTION

     SEI Investments Distribution Co. (the "Distributor"), located at One Freedom Valley Drive, Oaks, Pennsylvania, 19456, acts as the Funds' distributor. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which is located at the same address.

BENEFICIAL OWNERSHIP

     As of May 25, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

                                                                                     PERCENT OF BENEFICIAL
FUND                                    NAME AND ADDRESS                             OWNERSHIP
----                                    ----------------                             ---------------------

                            [INSERT INFO ON 5% HOLDERS FOR EACH FUND]


ADJOURNMENT

     In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

SHAREHOLDER PROPOSALS

     Shareholders wishing to submit proposals for inclusion in a future proxy statement for a subsequent meeting should send their written proposals to The Pillar Funds, Attn.: Shareholder Proposals, c/o SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456.

REPORTS TO SHAREHOLDERS

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS OF THE TRUST AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, ON REQUEST. REQUESTS SHOULD BE DIRECTED TO SEI INVESTMENTS COMPANY, ONE FREEDOM VALLEY ROAD, OAKS, PA 19456 OR BY CALLING 800-932-7782.

OTHER MATTERS

     The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                        --------------------------------

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY OR VOTE BY TELEPHONE OR THROUGH THE INTERNET.

                                THE PILLAR FUNDS
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                  BALANCED FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  July 18, 2000

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Balanced Fund (the "Fund") hereby appoint(s) Timothy D. Barto and Vicky M. Cotugno, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, July 18, 2000, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To vote by Internet:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to Website www.proxyvote.com.

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.


To vote by Telephone:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call [insert toll free number].

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.


     A PROPOSAL TO REVISE A FUNDAMENTAL INVESTMENT POLICY TO PERMIT THE FUND TO MAKE SHORT SALES OF SECURITIES AND MAINTAIN A SHORT POSITION.

          [ ] FOR                   [ ] AGAINST               [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:              2000
      --------------

---------------------------------------------
Signature

---------------------------------------------
Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR THE PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                THE PILLAR FUNDS
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                               EQUITY GROWTH FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  July 18, 2000

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Equity Growth Fund (the "Fund") hereby appoint(s) Timothy D. Barto and Vicky M. Cotugno, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, July 18, 2000, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To vote by Internet:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to Website www.proxyvote.com.

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.


To vote by Telephone:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call [insert toll free number].

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.


     A PROPOSAL TO REVISE A FUNDAMENTAL INVESTMENT POLICY TO PERMIT THE FUND TO MAKE SHORT SALES OF SECURITIES AND MAINTAIN A SHORT POSITION.

          [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:              2000
      --------------

---------------------------------------------
Signature

---------------------------------------------
Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR THE PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                THE PILLAR FUNDS
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                               EQUITY INCOME FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  July 18, 2000

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Equity Income Fund (the "Fund") hereby appoint(s) Timothy D. Barto and Vicky M. Cotugno, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, July 18, 2000, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To vote by Internet:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to Website www.proxyvote.com.

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.


To vote by Telephone:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call [insert toll free number].

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.


     A PROPOSAL TO REVISE A FUNDAMENTAL INVESTMENT POLICY TO PERMIT THE FUND TO MAKE SHORT SALES OF SECURITIES AND MAINTAIN A SHORT POSITION.

          [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

         Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:              2000
      --------------

---------------------------------------------
Signature

---------------------------------------------
Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR THE PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                THE PILLAR FUNDS
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                EQUITY VALUE FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  July 18, 2000

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Equity Value Fund (the "Fund") hereby appoint(s) Timothy D. Barto and Vicky M. Cotugno, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, July 18, 2000, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To vote by Internet:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to Website www.proxyvote.com.

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.


To vote by Telephone:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call [insert toll free number].

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.


     A PROPOSAL TO REVISE A FUNDAMENTAL INVESTMENT POLICY TO PERMIT THE FUND TO MAKE SHORT SALES OF SECURITIES AND MAINTAIN A SHORT POSITION.

          [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:              2000
      --------------

---------------------------------------------
Signature

---------------------------------------------
Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR THE PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                THE PILLAR FUNDS
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                            INTERNATIONAL EQUITY FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  July 18, 2000

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

         The undersigned Shareholder(s) of the International Equity Fund (the "Fund") hereby appoint(s) Timothy D. Barto and Vicky M. Cotugno, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, July 18, 2000, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To vote by Internet:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to Website www.proxyvote.com.

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.


To vote by Telephone:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call [insert toll free number].

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.


     A PROPOSAL TO REVISE A FUNDAMENTAL INVESTMENT POLICY TO PERMIT THE FUND TO MAKE SHORT SALES OF SECURITIES AND MAINTAIN A SHORT POSITION.

          [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:              2000
      --------------

---------------------------------------------
Signature

---------------------------------------------
Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR THE PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

                                THE PILLAR FUNDS
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                  MID CAP FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  July 18, 2000

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS

     The undersigned Shareholder(s) of the Mid Cap Fund (the "Fund") hereby appoint(s) Timothy D. Barto and Vicky M. Cotugno, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, July 18, 2000, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To vote by Internet:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to Website www.proxyvote.com.

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Telephone:

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call [insert toll free number].

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.


     A PROPOSAL TO REVISE A FUNDAMENTAL INVESTMENT POLICY TO PERMIT THE FUND TO MAKE SHORT SALES OF SECURITIES AND MAINTAIN A SHORT POSITION.

          [ ] FOR                   [ ] AGAINST                [ ] ABSTAIN

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:              2000
      --------------

---------------------------------------------
Signature

---------------------------------------------
Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR THE PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY.